Exhibit 99.2
Westar Energy, Inc.
Second Quarter 2014 Earnings
Released August 6, 2014

Bruce Burns
Director Investor Relations
785-575-8227
bruce.burns@WestarEnergy.com

NOTE:
The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended June 30, 2014 should be read in conjunction with this financial information. The enclosed statements have been prepared for the purpose of providing information concerning the Company and not in connection with any sale, offer for sale, or solicitation to buy any securities.

Westar Energy, Inc.
Condensed Consolidated Statements of Income
(Unaudited)

	Three Months Ended June 30,
	2014	2013	Change	% Change
	(Dollars in Thousands, Except Per Share Amounts)
REVENUES:
Residential	$175,671	$165,302	$10,369	6.3
Commercial	178,194	165,172	13,022	7.9
Industrial	106,984	92,820	14,164	15.3
Other retail	(3,033)	2,228	(5,261)	(236.1)
Total Retail Revenues	457,816	425,522	32,294	7.6
Wholesale	82,434	81,783	651	0.8
Transmission	63,700	52,804	10,896	20.6
Other	8,718	9,480	(762)	(8.0)
Total Revenues	612,668	569,589	43,079	7.6
OPERATING EXPENSES:
Fuel and purchased power	164,779	152,700	12,079	7.9
SPP network transmission costs	55,533	44,600	10,933	24.5
Operating and maintenance	101,839	87,999	13,840	15.7
Depreciation and amortization	70,882	67,597	3,285	4.9
Selling, general and administrative	62,168	54,477	7,691	14.1
Taxes other than income tax	34,738	30,704	4,034	13.1
Total Operating Expenses	489,939	438,077	51,862	11.8
INCOME FROM OPERATIONS	122,729	131,512	(8,783)	(6.7)
OTHER INCOME (EXPENSE):
Investment earnings	3,175	1,690	1,485	87.9
Other income	5,658	13,711	(8,053)	(58.7)
Other expense	(2,287)	(2,354)	67	2.8
Total Other Income	6,546	13,047	(6,501)	(49.8)
Interest expense	47,303	45,798	1,505	3.3
INCOME BEFORE INCOME TAXES	81,972	98,761	(16,789)	(17.0)
Income tax expense	26,150	29,310	(3,160)	(10.8)
NET INCOME	55,822	69,451	(13,629)	(19.6)
Less: Net income attributable to noncontrolling interests	2,349	2,263	86	3.8
NET INCOME ATTRIBUTABLE TO WESTAR ENERGY, INC.	$53,473	$67,188	$(13,715)	(20.4)
BASIC AND DILUTED EARNINGS PER AVERAGE COMMON SHARE OUTSTANDING ATTRIBUTABLE TO WESTAR ENERGY, INC. (See 10-Q Note 2):
Basic earnings per common share	$0.41	$0.53	$(0.12)	(22.6)
Diluted earnings per common share	$0.40	$0.52	$(0.12)	(23.1)
AVERAGE EQUIVALENT COMMON SHARES OUTSTANDING (in thousands):
Basic	129,363	127,311	2,052	1.6
Diluted	131,973	127,930	4,043	3.2
DIVIDENDS DECLARED PER COMMON SHARE	$0.35	$0.34	$0.01	2.9
Effective income tax rate	31.90%	29.68%

The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended June 30, 2014 should be read in conjunction with this financial information.

Westar Energy, Inc.
Condensed Consolidated Statements of Income
(Unaudited)

	Six Months Ended June 30,
	2014	2013	Change	% Change
	(Dollars in Thousands, Except Per Share Amounts)
REVENUES:
Residential	$367,958	$330,678	$37,280	11.3
Commercial	339,294	313,128	26,166	8.4
Industrial	201,480	183,745	17,735	9.7
Other retail	(11,557)	(944)	(10,613)	(a)
Total Retail Revenues	897,175	826,607	70,568	8.5
Wholesale	193,047	168,253	24,794	14.7
Transmission	125,166	104,315	20,851	20.0
Other	25,836	16,626	9,210	55.4
Total Revenues	1,241,224	1,115,801	125,423	11.2
OPERATING EXPENSES:
Fuel and purchased power	338,618	304,452	34,166	11.2
SPP network transmission costs	107,491	88,396	19,095	21.6
Operating and maintenance	193,629	172,154	21,475	12.5
Depreciation and amortization	140,992	134,443	6,549	4.9
Selling, general and administrative	118,653	103,422	15,231	14.7
Taxes other than income tax	69,571	61,482	8,089	13.2
Total Operating Expenses	968,954	864,349	104,605	12.1
INCOME FROM OPERATIONS	272,270	251,452	20,818	8.3
OTHER INCOME (EXPENSE):
Investment earnings	5,553	5,749	(196)	(3.4)
Other income	11,575	17,427	(5,852)	(33.6)
Other expense	(7,952)	(7,715)	(237)	(3.1)
Total Other Income	9,176	15,461	(6,285)	(40.7)
Interest expense	93,543	90,082	3,461	3.8
INCOME BEFORE INCOME TAXES	187,903	176,831	11,072	6.3
Income tax expense	61,111	54,123	6,988	12.9
NET INCOME	126,792	122,708	4,084	3.3
Less: Net income attributable to noncontrolling interests	4,365	4,375	(10)	(0.2)
NET INCOME ATTRIBUTABLE TO WESTAR ENERGY, INC.	$122,427	$118,333	$4,094	3.5
BASIC AND DILUTED EARNINGS PER AVERAGE COMMON SHARE OUTSTANDING ATTRIBUTABLE TO WESTAR ENERGY, INC. (See 10-Q Note 2):
Basic earnings per common share	$0.95	$0.93	$0.02	2.2
Diluted earnings per common share	$0.93	$0.92	$0.01	1.1
AVERAGE EQUIVALENT COMMON SHARES OUTSTANDING (in thousands):
Basic	129,185	127,254	1,931	1.5
Diluted	131,779	127,735	4,044	3.2
DIVIDENDS DECLARED PER COMMON SHARE	$0.70	$0.68	$0.02	2.9
Effective income tax rate	32.52%	30.61%

(a) Change greater than 1,000%.

The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended June 30, 2014 should be read in conjunction with this financial information.

Westar Energy, Inc.
Condensed Consolidated Balance Sheets
(Dollars in Thousands, Except Par Values)
(Unaudited)

	June 30, 2014	December 31, 2013
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$10,751	$4,487
Accounts receivable, net of allowance for doubtful accounts of $4,503 and $4,596, respectively	259,205	250,036
Fuel inventory and supplies	256,521	239,511
Deferred tax assets	41,878	37,954
Prepaid expenses	18,058	15,821
Regulatory assets	136,809	135,408
Other	24,931	23,608
Total Current Assets	748,153	706,825
PROPERTY, PLANT AND EQUIPMENT, NET	7,816,120	7,551,916
PROPERTY, PLANT AND EQUIPMENT OF VARIABLE INTEREST ENTITIES, NET	291,253	296,626
OTHER ASSETS:
Regulatory assets	599,721	620,006
Nuclear decommissioning trust	185,896	175,625
Other	230,099	246,140
Total Other Assets	1,015,716	1,041,771
TOTAL ASSETS	$9,871,242	$9,597,138
LIABILITIES AND EQUITY
CURRENT LIABILITIES:
Current maturities of long-term debt	$—	$250,000
Current maturities of long-term debt of variable interest entities	28,098	27,479
Short-term debt	343,300	134,600
Accounts payable	171,162	233,351
Accrued dividends	45,182	43,604
Accrued taxes	76,592	69,769
Accrued interest	55,556	80,457
Regulatory liabilities	54,185	35,982
Other	85,579	80,184
Total Current Liabilities	859,654	955,426
LONG-TERM LIABILITIES:
Long-term debt, net	3,215,805	2,968,958
Long-term debt of variable interest entities, net	166,720	194,802
Deferred income taxes	1,423,021	1,363,148
Unamortized investment tax credits	190,702	192,265
Regulatory liabilities	307,053	293,574
Accrued employee benefits	325,449	331,558
Asset retirement obligations	177,755	160,682
Other	74,140	68,194
Total Long-Term Liabilities	5,880,645	5,573,181
COMMITMENTS AND CONTINGENCIES (See 10-Q Notes 10 and 11)
EQUITY:
Westar Energy, Inc. Shareholders’ Equity:
Common stock, par value $5 per share; authorized 275,000,000 shares; issued and outstanding 129,272,835 shares and 128,254,229 shares, respective to each date	646,364	641,271
Paid-in capital	1,718,017	1,696,727
Retained earnings	756,442	724,776
Total Westar Energy, Inc. Shareholders’ Equity	3,120,823	3,062,774
Noncontrolling Interests	10,120	5,757
Total Equity	3,130,943	3,068,531
TOTAL LIABILITIES AND EQUITY	$9,871,242	$9,597,138

The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended June 30, 2014 should be read in conjunction with this financial information.

Westar Energy, Inc.
Condensed Consolidated Statements of Cash Flows
(In Thousands)
(Unaudited)

	Six Months Ended June 30,
	2014	2013
CASH FLOWS FROM (USED IN) OPERATING ACTIVITIES:
Net income	$126,792	$122,708
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	140,992	134,443
Amortization of nuclear fuel	10,304	8,631
Amortization of deferred regulatory gain from sale leaseback	(2,748)	(2,748)
Amortization of corporate-owned life insurance	8,712	4,138
Non-cash compensation	3,945	4,146
Net deferred income taxes and credits	58,097	45,409
Stock-based compensation excess tax benefits	544	(399)
Allowance for equity funds used during construction	(9,718)	(5,689)
Changes in working capital items:
Accounts receivable	(10,586)	(15,271)
Fuel inventory and supplies	(16,248)	11,780
Prepaid expenses and other	(4,891)	2,396
Accounts payable	(16,199)	(24,838)
Accrued taxes	8,293	16,196
Other current liabilities	(32,477)	(58,624)
Changes in other assets	1,828	(28,048)
Changes in other liabilities	16,674	17,080
Cash Flows from Operating Activities	283,314	231,310
CASH FLOWS FROM (USED IN) INVESTING ACTIVITIES:
Additions to property, plant and equipment	(427,124)	(398,998)
Purchase of securities - trusts	(4,410)	(59,986)
Sale of securities - trusts	5,552	75,475
Investment in corporate-owned life insurance	(15,903)	(17,408)
Proceeds from investment in corporate-owned life insurance	1,773	101,085
Proceeds from federal grant	—	876
Investment in affiliated company	1,418	—
Other investing activities	(1,544)	(2,362)
Cash Flows used in Investing Activities	(440,238)	(301,318)
CASH FLOWS FROM (USED IN) FINANCING ACTIVITIES:
Short-term debt, net	208,533	70,617
Proceeds from long-term debt	171,785	245,813
Retirements of long-term debt	(177,500)	(100,000)
Retirements of long-term debt of variable interest entities	(27,305)	(25,474)
Repayment of capital leases	(1,628)	(1,539)
Borrowings against cash surrender value of corporate-owned life insurance	56,577	57,948
Repayment of borrowings against cash surrender value of corporate-owned life insurance	(1,123)	(100,060)
Stock-based compensation excess tax benefits	(544)	399
Issuance of common stock	20,699	2,992
Distributions to shareholders of noncontrolling interests	—	(1,658)
Cash dividends paid	(84,419)	(80,886)
Other financing activities	(1,887)	—
Cash Flows from Financing Activities	163,188	68,152
NET CHANGE IN CASH AND CASH EQUIVALENTS	6,264	(1,856)
CASH AND CASH EQUIVALENTS:
Beginning of period	4,487	5,829
End of period	$10,751	$3,973

The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended June 30, 2014 should be read in conjunction with this financial information.

Westar Energy, Inc.
2nd Quarter 2014 vs. 2013

Earnings Variances
			Change
		($ per share)	(Dollars in Thousands)		($ per share)
2013 basic earnings attributable to common stock			$67,188		$0.53

		Favorable/(Unfavorable)

	Retail		32,294	A
	Wholesale		651
	Transmission		10,896
	Other revenues		(762)
	Fuel and purchased power		(12,079)	B
	SPP network transmission costs		(10,933)
	Gross Margin		20,067
	Operating and maintenance		(13,840)	C
	Depreciation and amortization		(3,285)	D
	Selling, general and administrative		(7,691)	E
	Taxes other than income tax		(4,034)	F
	Other income (expense)		(6,501)	G
	Interest expense		(1,505)
	Income tax expense		3,160	H
	Net income attributable to noncontrolling interests		(86)
	Change in shares outstanding	(0.01)

2014 basic earnings attributable to common stock			$53,473		$0.41

	Major factors influencing the period to period change in EPS -- Favorable/(Unfavorable)
A	Due primarily to increased average retail prices (see page 7 for changes by customer class)

B	Due primarily to an increase in purchased power

C	Due primarily to higher planned maintenance costs at coal-fired plants -- ($9.2M); and higher costs at Wolf Creek incurred during a scheduled outage-- ($4.3M)

D	Due principally to property additions and implementing new software systems

E	Due principally to higher benefit costs including the effect of restructuring insurance contracts in 2013 used to fund those benefits -- ($4.5M)

F	Due primarily to higher property tax expense that is largely offset by increased prices -- ($3.5M)

G	Due primarily to no COLI death benefits this year -- ($10.0M); higher equity AFUDC -- $1.8M

H	Due primarily to lower income before income taxes

The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended June 30, 2014 should be read in conjunction with this financial information.

Westar Energy, Inc.
YTD June 2014 vs. 2013

Earnings Variances
			Change
		($ per share)	(Dollars in Thousands)		($ per share)
2013 basic earnings attributable to common stock			$118,333		$0.93

		Favorable/(Unfavorable)

	Retail		70,568	A
	Wholesale		24,794	B
	Transmission		20,851
	Other revenues		9,210	C
	Fuel and purchased power		(34,166)	D
	SPP network transmission costs		(19,095)
	Gross Margin		72,162
	Operating and maintenance		(21,475)	E
	Depreciation and amortization		(6,549)	F
	Selling, general and administrative		(15,231)	G
	Taxes other than income tax		(8,089)	H
	Other income (expense)		(6,285)	I
	Interest expense		(3,461)
	Income tax expense		(6,988)	J
	Net income attributable to noncontrolling interests		10
	Change in shares outstanding	(0.01)

2014 basic earnings attributable to common stock			$122,427		$0.95

	Major factors influencing the period to period change in EPS -- Favorable/(Unfavorable)
A	Due primarily to increased average retail prices (see page 8 for changes by customer class)

B	Due to a 10% increase in MWh sales at higher average prices (see page 8 for changes by customer class)

C	Due primarily to an increase in energy marketing margins from favorable market conditions primarily in Q1 -- $11.1M

D	Due primarily to higher average cost of purchased power

E	Due primarily to higher costs at Wolf Creek incurred during a planned outage -- ($11.4M); and higher costs for planned maintenance at coal fired plants -- ($7.0M)

F	Due principally to property additions and implementing new software systems

G	Due principally to higher benefit costs including the effect of restructuring insurance contracts in 2013 -- ($7.8M); integration costs associated with implementing new software systems -- ($2.3M)

H	Due primarily to higher property tax expense that is largely offset by increased prices -- ($6.8M)

I	Due primarily to no COLI death benefits this year -- ($10.0M); higher equity AFUDC -- $4.0 M

J	Due primarily to higher income before income taxes

The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended June 30, 2014 should be read in conjunction with this financial information.

Westar Energy, Inc.
Revenue, Sales and Energy Supply

Supplemental Data	Three Months Ended June 30,
	2014	2013	Change	% Change
Revenues	(Dollars In Thousands)
Residential	$175,671	$165,302	$10,369	6.3
Commercial	178,194	165,172	13,022	7.9
Industrial	106,984	92,820	14,164	15.3
Other retail	3,521	3,170	351	11.1
Provision for rate refunds	(6,554)	(942)	(5,612)	(595.8)
Total Retail Revenues	457,816	425,522	32,294	7.6
Tariff-based wholesale	63,976	62,490	1,486	2.4
Market-based wholesale	18,458	19,293	(835)	(4.3)
Transmission	63,700	52,804	10,896	20.6
Other	8,718	9,480	(762)	(8.0)
Total Revenues	$612,668	$569,589	$43,079	7.6

Electricity Sales	(Thousands of MWh)
Residential	1,416	1,460	(44)	(3.0)
Commercial	1,842	1,856	(14)	(0.8)
Industrial	1,447	1,312	135	10.3
Other retail	21	21	—	—
Total Retail	4,726	4,649	77	1.7
Tariff-based wholesale	1,191	1,327	(136)	(10.2)
Market-based wholesale	813	721	92	12.8
Total wholesale	2,004	2,048	(44)	(2.1)
Total Electricity Sales	6,730	6,697	33	0.5

	(Dollars per MWh)
Total retail	$96.87	$91.53	$5.34	5.8
Tariff-based wholesale	$53.72	$47.09	$6.63	14.1
Market-based wholesale	$22.70	$26.76	$(4.06)	(15.2)

Fuel and Purchased Power	(Dollars In Thousands)
Fuel used for generation	$115,813	$130,158	$(14,345)	(11.0)
Purchased power	59,071	30,518	28,553	93.6
Subtotal	174,884	160,676	14,208	8.8
RECA recovery and other	(10,105)	(7,976)	(2,129)	(26.7)
Total fuel and purchased power expense	$164,779	$152,700	$12,079	7.9

Electricity Supply	(Thousands of MWh)
Generated - Gas	321	514	(193)	(37.5)
Coal	4,459	4,748	(289)	(6.1)
Nuclear	633	837	(204)	(24.4)
Wind	116	110	6	5.5
Subtotal electricity generated	5,529	6,209	(680)	(11.0)
Purchased	1,501	910	591	64.9
Total Electricity Supply	7,030	7,119	(89)	(1.3)

	(Dollars per MWh)
Average cost of fuel used for generation	$20.95	$20.96	$(0.01)	—
Average cost of purchased power	$39.35	$33.54	$5.81	17.3
Average cost of fuel and purchased power	$24.88	$22.57	$2.31	10.2

Degree Days		2013/
	2014	20 yr Avg	Change	% Change
Cooling
Actual compared to last year	553	496	57	11.5
Actual compared to 20 year average	553	457	96	21.0
Heating
Actual compared to last year	393	581	(188)	(32.4)
Actual compared to 20 year average	393	385	8	2.1

The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended June 30, 2014 should be read in conjunction with this financial information.

Westar Energy, Inc.
Revenue, Sales and Energy Supply

Supplemental Data	Six Months Ended June 30,
	2014	2013	Change	% Change
Revenues	(Dollars In Thousands)
Residential	$367,958	$330,678	$37,280	11.3
Commercial	339,294	313,128	26,166	8.4
Industrial	201,480	183,745	17,735	9.7
Other retail	6,982	6,367	615	9.7
Provision for rate refunds	(18,539)	(7,311)	(11,228)	(153.6)
Total Retail Revenues	897,175	826,607	70,568	8.5
Tariff-based wholesale	131,870	134,239	(2,369)	(1.8)
Market-based wholesale	61,177	34,014	27,163	79.9
Transmission	125,166	104,315	20,851	20.0
Other	25,836	16,626	9,210	55.4
Total Revenues	$1,241,224	$1,115,801	$125,423	11.2

Electricity Sales	(Thousands of MWh)
Residential	3,125	3,003	122	4.1
Commercial	3,602	3,558	44	1.2
Industrial	2,786	2,624	162	6.2
Other retail	42	43	(1)	(2.3)
Total Retail	9,555	9,228	327	3.5
Tariff-based wholesale	2,563	2,807	(244)	(8.7)
Market-based wholesale	1,918	1,286	632	49.1
Total wholesale	4,481	4,093	388	9.5
Total Electricity Sales	14,036	13,321	715	5.4

	(Dollars per MWh)
Total retail	$93.90	$89.58	$4.32	4.8
Tariff-based wholesale	$51.45	$47.82	$3.63	7.6
Market-based wholesale	$31.90	$26.45	$5.45	20.6

Fuel and Purchased Power	(Dollars In Thousands)
Fuel used for generation	$254,463	$257,812	$(3,349)	(1.3)
Purchased power	98,522	59,534	38,988	65.5
Subtotal	352,985	317,346	35,639	11.2
RECA recovery and other	(14,367)	(12,894)	(1,473)	(11.4)
Total fuel and purchased power expense	$338,618	$304,452	$34,166	11.2

Electricity Supply	(Thousands of MWh)
Generated - Gas	625	864	(239)	(27.7)
Coal	9,640	9,934	(294)	(3.0)
Nuclear	1,527	1,292	235	18.2
Wind	229	214	15	7.0
Subtotal electricity generated	12,021	12,304	(283)	(2.3)
Purchased	2,546	1,767	779	44.1
Total Electricity Supply	14,567	14,071	496	3.5

	(Dollars per MWh)
Average cost of fuel used for generation	$21.17	$20.95	$0.22	1.1
Average cost of purchased power	$38.70	$33.69	$5.01	14.9
Average cost of fuel and purchased power	$24.23	$22.55	$1.68	7.5

Degree Days		2013/
	2014	20 yr Avg	Change	% Change
Cooling
Actual compared to last year	553	496	57	11.5
Actual compared to 20 year average	553	459	94	20.5
Heating
Actual compared to last year	3,196	3,092	104	3.4
Actual compared to 20 year average	3,196	2,814	382	13.6

The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended June 30, 2014 should be read in conjunction with this financial information.

Westar Energy, Inc.

Capitalization
		June 30, 2014		December 31, 2013
		(Dollars in Thousands)
Current maturities of long-term debt		$—		$250,000
Current maturities of long-term debt of VIEs		28,098		27,479
Long-term debt, net		3,215,805		2,968,958
Long-term debt of variable interest entities, net		166,720		194,802
Total long-term debt		3,410,623	52.1%	3,441,239	52.9%
Common equity		3,120,823	47.7%	3,062,774	47.0%
Noncontrolling interests		10,120	0.2%	5,757	0.1%
Total capitalization		$6,541,566	100.0%	$6,509,770	100.0%

GAAP Book value per share		$24.14		$23.88
Period end shares outstanding (in thousands)		129,273		128,254

Outstanding Long-Term Debt

	CUSIP	June 30, 2014		December 31, 2013
Westar Energy:		(Dollars in Thousands)
First Mortgage Bond series:
6.00% Series due July 2014	95709TAA8	$250,000		$250,000
5.15% Series due January 2017	95709TAB6	125,000		125,000
8.625% Series due December 2018	95709TAG5	300,000		300,000
5.10% Series due July 2020	95709TAD2	250,000		250,000
5.95% Series due January 2035	95709TAC4	125,000		125,000
5.875% Series due July 2036	95709TAE0	150,000		150,000
4.125% Series due March 2042	95709TAH3	550,000		550,000
4.10% Series due April 2043	95709TAJ9	430,000		250,000
4.625% Series due September 2043	95709TAK6	250,000		250,000
		2,430,000		2,250,000
Pollution control bond series:
Variable series due April 2032 (Wamego)	933623BN9	30,500		30,500
Variable series due April 2032 (St Marys)	792609AF6	45,000		45,000
		75,500		75,500
Total Westar Energy		2,505,500		2,325,500

KGE
First mortgage bond series:
6.70%Series due June 2019	485260BL6	300,000		300,000
6.15% Series due May 2023	485260B@1	50,000		50,000
6.53% Series due December 2037	485260BJ1	175,000		175,000
6.64%Series due May 2038	485260B#9	100,000		100,000
		625,000		625,000
Pollution control bond series:
Variable rate series due April 2027 (LaCygne)	502828AJ5	21,940		21,940
5.3% Series due June 2031	121825BW2	—		108,600
5.3% Series due June 2031	933623BR0	—		18,900
4.85% Series due June 2031	121825CB7	50,000		50,000
5.0% Series due June 2031	121825CF8	—		50,000
Variable rate series due April 2032 (St Marys)	792609AE9	14,500		14,500
Variable rate series due April 2032 (Wamego)	933623BM1	10,000		10,000
		96,440		273,940
Total KGE		721,440		898,940

Total long-term debt		3,226,940		3,224,440
Unamortized debt discount		(11,135)		(5,482)
Long-term debt due within one year		—		(250,000)
Total long-term debt, net		$3,215,805		$2,968,958

The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended June 30, 2014 should be read in conjunction with this financial information.

Westar Energy, Inc.
GAAP to Non-GAAP Reconciliation

Fuel and purchased power costs fluctuate with electricity sales and unit costs. As permitted by regulators, prices are adjusted to reflect changes in the costs of fuel and purchased power. Fuel and purchased power costs for wholesale customers are recovered at prevailing market prices or based on a predetermined formula with a price adjustment approved by FERC. As a result, changes in fuel and purchased power costs are offset in revenues with minimal impact on net income. For this reason, Westar management believes that gross margin is useful for understanding and analyzing changes in operating performance from one period to the next. Gross margin is calculated as total revenues, including transmission revenues, less the sum of fuel and purchased power costs and amounts billed by the SPP for network transmission costs (SPP NITS). Accordingly, gross margin reflects transmission revenues and costs on a net basis.

The calculations of gross margin for the three and six months ended June 30, 2014 and 2013 are shown in the table below. The table also includes a reconciliation of gross margin to income from operations for both periods. Income from operations is the GAAP financial measure most directly comparable to gross margin.

	Three Months Ended June 30,			Six Months Ended June 30,
	2014	2013	Change	2014	2013	Change
	(Dollars in Thousands)
Revenues	$612,668	$569,589	$43,079	$1,241,224	$1,115,801	$125,423
Less: Fuel and purchased power expense	164,779	152,700	12,079	338,618	304,452	34,166
SPP network transmission costs	55,533	44,600	10,933	107,491	88,396	19,095
Gross Margin	$392,356	$372,289	$20,067	$795,115	$722,953	$72,162

Gross margin	$392,356	$372,289	$20,067	$795,115	$722,953	$72,162
Less: Operating and maintenance expense	101,839	87,999	13,840	193,629	172,154	21,475
Depreciation and amortization expense	70,882	67,597	3,285	140,992	134,443	6,549
Selling, general and administrative expense	62,168	54,477	7,691	118,653	103,422	15,231
Taxes other than income tax	34,738	30,704	4,034	69,571	61,482	8,089
Income from operations	$122,729	$131,512	$(8,783)	$272,270	$251,452	$20,818

The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended June 30, 2014 should be read in conjunction with this financial information.